Exhibit 10.1

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

This AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT, dated as of December 22, 2025 (this “Amendment”), is made by and among UNPROCESSED FOODS, LLC (“Unprocessed Foods”), as First Lien Representative for the First Lien Claimholders (as defined in the Intercreditor Agreement (as defined below)) (in such capacity and together with its successors and assigns from time to time in such capacity, the “First Lien Representative”), Unprocessed Foods, as collateral agent for the First Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity, the “First Lien Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust, National Association”), not individually but solely in its capacity as trustee under the Initial Second Lien Indenture (as defined below), as Second Lien Representative for the Initial Second Lien Claimholders (as defined in the Intercreditor Agreement (as defined below)) (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial Second Lien Representative” and, together with the First Lien Representative, the “Representatives”), WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as collateral agent under that certain Indenture dated as of October 15, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Initial Second Lien Indenture”), as collateral agent for the Initial Second Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial Second Lien Collateral Agent” and together with the First Lien Collateral Agent, the “Collateral Agents”), and acknowledged and agreed to by BEYOND MEAT, INC., a Delaware corporation (the “Company”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company, the Representatives, and the Collateral Agents are party to that certain Intercreditor Agreement, dated as of October 15, 2025 (as amended, restated, amended and restated, modified and/or supplemented from time to time prior to the date hereof, the “Intercreditor Agreement”).

WHEREAS, the Company, as borrower, the lenders party thereto, the First Lien Representative and the First Lien Collateral Agent entered into that certain Loan and Security Agreement dated as of May 7, 2025 (as amended by that certain First Amendment to Loan and Security Agreement dated as of October 15, 2025 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Loan Agreement”).

WHEREAS, the parties hereto desire to amend the Intercreditor Agreement in accordance with Section 8.3 of the Intercreditor Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendments

Section 1.1. Amendments to Intercreditor Agreement.

(a) Section 2.1(c) of the Intercreditor Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“(c) except for Permitted Subordinated Indebtedness Payments to the extent and in the manner set forth herein, no Grantor may make, and no Second Lien Claimholders may receive, any payment (whether made in cash, securities (other than common equity securities) or other property or by set-off, recoupment, redemption, purchase or acquisition of indebtedness or any other similar rights) of principal, interest or any other amount with respect to the Second Lien Obligations, and”

(b) Section 5.4 of the Intercreditor Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“5.4 Confirmation of Subordination in Second Lien Collateral Documents. The Company and each Second Lien Representative, Second Lien Collateral Agent and other Second Lien Claimholder agrees that each Second Lien Collateral Document (other than (i) UCC financing statements, (ii) account control agreements and (iii) any other agreement, document or instrument with a Person which is not party to this Agreement and which does not agree to include such language) shall include the following language (or language to similar effect approved by the Designated First Lien Collateral Agent (such approval not to be unreasonably withheld, conditioned or delayed)):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of October 15, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Unprocessed Foods, LLC, as First Lien Representative and First Lien Collateral Agent, Wilmington Trust, National Association, as Initial Second Lien Representative and Initial Second Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Company and each Second Lien Representative, Second Lien Collateral Agent and other Second Lien Claimholder agrees that each Second Lien Mortgage, if any, covering any Collateral shall contain such other language as the Designated First Lien Collateral Agent may reasonably request to reflect the lien and payment subordination of such Second Lien Mortgage to the First Lien Collateral Documents covering such Collateral.”

(c) Except as expressly amended by this Amendment, the Intercreditor Agreement shall remain in full force and effect.

ARTICLE II

Conditions and Miscellaneous

Section 2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the Collateral Agents (or their respective counsel) shall have received either (i) a counterpart of this Amendment signed on behalf of each Collateral Agent and acknowledged and agreed to by the Company or (ii) written evidence satisfactory to the Collateral Agents (which may include telecopy or electronic transmission (e.g., “.pdf”) of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

Section 2.2. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Representatives and Collateral Agents, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 2.3. Notices. All notices hereunder shall be given in accordance with the provisions of Section 8.11 of the Intercreditor Agreement.

Section 2.4. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL, ETC. The provisions set forth in Sections 8.9 and 8.10 of the Intercreditor Agreement are hereby incorporated herein mutatis mutandis with all references to “this Agreement” therein being deemed references to this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

UNPROCESSED FOODS, LLC,
as First Lien Representative and as First Lien Collateral Agent

By:	/s/ Shaleen Shah
Name:	Shaleen Shah
Title:	President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Initial Second Lien Representative

By:	/s/ Karen Ferry
Name:	Karen Ferry
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Lien Collateral Agent

By:	/s/ Karen Ferry
Name:	Karen Ferry
Title:	Vice President

Acknowledged and Agreed to by:

GRANTOR:

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Name:	Lubi Kutua
Title:	Chief Financial Officer and Treasurer